Mineral Property Agreements	12 Months Ended
Dec. 31, 2022
Disclosure Of Mineral Property Agreements [Abstract]
Mineral Property Agreements [Text Block]

3. Mineral Property Agreements

NorthMet, Minnesota, U.S.A.

Pursuant to an agreement dated January 4, 1989, subsequently amended and assigned, the Company leases certain mineral property rights in St. Louis County, Minnesota from RGGS Land & Minerals Ltd., L.P. Provided the Company continues to make annual lease payments, the lease period continues until June 12, 2048 with an option to extend the lease for up to five additional ten-year periods on the same terms and further extend as long as there are commercial mining operations. All lease payments have been paid to date with the next annual payment of $0.175 million due in January 2024.

Pursuant to an agreement dated December 1, 2008, the Company leases certain mineral property rights in St. Louis County, Minnesota from LMC Minerals. Provided the Company continues to make annual lease payments, the lease period continues until December 1, 2028 with an option to extend the lease for up to four additional five-year periods on the same terms. All lease payments have been paid to date with the next annual payment of $0.030 million due in November 2023.

The lease payments are considered advance royalty payments and will be deducted from future production royalties payable to the lessor. The Company's collection of $3.738 million in advance royalty payments to RGGS Land & Minerals Ltd., L.P. is subject to the lessor receiving an amount not less than the amount of the annual lease payment due for that year. The Company's collection of $0.339 million in advance royalty payments to LMC Minerals is subject to the lessor receiving an amount not less than the amount of the annual lease payment due for that year.